                                 AIM SUMMIT FUND

                         Supplement dated April 1, 2005
       to the Statement of Additional Information dated February 28, 2005

The following replaces in its entirety the information appearing under the heading "PURCHASE, REDEMPTION AND PRICING OF SHARES - REDEMPTION IN KIND" on page 38:


               "Although the Fund generally intends to pay redemption proceeds solely in cash, the Fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, the Fund may make a redemption in kind if a cash redemption would disrupt its operations or performance. Securities that will be delivered as a result of a payment in redemption in kind will be valued using the same methodologies that the Fund typically utilizes in valuing portfolio securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs in connection with their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Fund made an election under Rule 18f-1 under the 1940 Act (a "Rule 18f-1 Election"), and therefore, the Fund is obligated to redeem for cash all shares presented to the Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of the Fund's net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election."

The following information with respect to Russell C. Burk and J. Philip Ferguson is added under the heading "TRUSTEES AND OFFICERS - OTHER OFFICERS" in Appendix B in the Statement of Additional Information:

 "NAME, YEAR OF BIRTH AND POSITION(S)     TRUSTEE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      OTHER TRUSTEESHIP(S)
          HELD WITH THE TRUST              AND/OR                                                         HELD BY TRUSTEE
                                          OFFICER
                                           SINCE
OTHER OFFICERS
---------------------------------------- ----------- ------------------------------------------------ -------------------------

Russell C. Burk(5) - 1958                2005        Formerly: Director of Compliance and Assistant   N/A
Senior Vice President                                General Counsel, ICON Advisers, Inc.;
                                                     Financial Consultant, Merrill Lynch; General
                                                     Counsel and Director of Compliance, ALPS
                                                     Mutual Funds, Inc.

J. Philip Ferguson(6) - 1945             2005        Senior Vice President and Chief Investment       N/A
Vice President                                       Officer, A I M Advisors Inc.; Director,
                                                     Chairman, Chief Executive Officer, President
                                                     and Chief Investment Officer, A I M Capital
                                                     Management, Inc; Executive Vice President,
                                                     A I M Management Group Inc.

                                                     Formerly:  Senior Vice President, AIM Private
                                                     Asset Management, Inc.; Chief Equity Officer,
                                                     and Senior Investment Officer, A I M Capital
                                                     Management, Inc.; and Managing Partner,
                                                     Beutel, Goodman Capital Management

(5) Mr. Burk was elected Senior Vice President of the Trust effective February 15, 2005.

(6) Mr. Ferguson was elected Vice President of the Trust effective February 24, 2005."

Effective December 31, 2004, Messrs. Sklar and Larsen retired as a Trustee and Vice President, respectively, of the Trust. The information with respect to Messrs. Sklar and Larsen appearing under the heading "TRUSTEES AND OFFICERS - INDEPENDENT TRUSTEES" AND "TRUSTEES AND OFFICERS - OTHER OFFICERS", respectively, in Appendix B in the Statement of Additional Information is hereby removed.


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